Exhibit 1.01

AAR CORP.

Conflict Minerals Report

For the Calendar Year Ended December 31, 2021

AAR CORP. has prepared this Conflict Minerals Report (“CMR”) for the calendar year ended December 31, 2021 to comply with Rule 13p-1 under the Securities Exchange Act of 1934, as amended (the “Rule”).  The Rule was adopted by the Securities and Exchange Commission (“SEC”) to implement reporting and disclosure requirements related to conflict minerals as directed by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010.  The Rule imposes reporting obligations on SEC registrants whose manufactured products contain certain minerals that are necessary to the functionality or production of those products.  The subject minerals are cassiterite, columbite-tantalite, gold, wolframite and their derivatives, which are limited to tin, tantalum and tungsten (the minerals and their derivatives are collectively referred to in this CMR as the “Conflict Minerals”).

AAR CORP. and its consolidated entities are collectively referred to in this CMR as “AAR,” “Company,” “we,” “us,” and “our” unless the context indicates otherwise.

1.	Company Overview

AAR provides a diversified portfolio of products and services to the worldwide aviation and government and defense markets.  Throughout calendar year 2021, we reported our activities in two business segments: Aviation Services and Expeditionary Services.

Within these two business segments, there are three AAR business units that potentially fit within the scope of the Rule for calendar year 2021. These three business units, together with a description of the principal categories of products that were manufactured by or for those business units in calendar year 2021, are set forth below:

	Business Unit	Principal Categories of Products
1.	Mobility Systems business	Air transportable containers, air cargo pallets, palletized systems, and mobile shelters used in various military applications and humanitarian efforts
2.	Engineering Services business	Part design and fabrication, modification kit assembly and engineering for aircraft interior reconfigurations, structural and systems modifications and avionic upgrades
3.	In-Tech business	Communications systems for military and emergency services applications and equipment used to integrate such communication systems into vehicles, mobile shelters or hard-fixed facilities

In calendar year 2021, we continued to analyze the products within these three business units to determine the use of any Conflict Minerals. We also conducted country of origin inquiries and due diligence, as required, to determine the sourcing of any Conflict Minerals used in our products.  This CMR is based on these efforts and relates to products within the three business units that contain Conflict Minerals that are necessary to their functionality or production, and for which manufacturing was completed during calendar year 2021.

2.	Reasonable Country of Origin Inquiry (“RCOI”) Process

AAR does not purchase any raw ore or unrefined Conflict Minerals used in AAR’s products directly from mines, smelters or refiners or have any direct relationships with mines, smelters or refiners.  Therefore, we must rely on our direct suppliers to provide information on the origin of any Conflict Minerals contained in materials and components supplied to us.  Our direct suppliers are similarly reliant upon information provided by their suppliers. Accordingly, our ability to provide the required Conflict Minerals information depends on the cooperation that we receive from our direct suppliers and the cooperation they, in turn, receive from their suppliers.

Each of the three business units identified above analyzed the relevant design information, bills of materials, and material content data forms used with potentially in-scope suppliers as a part of AAR’s RCOI based on the likelihood that the items purchased from those suppliers contained Conflict Minerals.  The business units surveyed the in-scope suppliers (the “Supplier Group”) using the Conflict Minerals Reporting Template (“CMRT”) to facilitate disclosure and communication of information regarding smelters and refiners that provide material to our supply chain.

Our RCOI was designed to determine whether any of the Conflict Minerals may be from scrap or recycled sources or if they originated from the Democratic Republic of the Congo, the Republic of the Congo, the Central African Republic, South Sudan, Uganda, Rwanda, Burundi, Tanzania, Zambia or Angola (the “Covered Countries”).  We determined that the identification of smelters and refiners by our supply chain is the most reasonable and reliable means for us to address the source and chain of custody of Conflict Minerals in our supply chain.

The Supplier Group responses to our surveys revealed that: some of the Conflict Minerals used in AAR’s products may be from scrap or recycled sources; some of the Conflict Minerals used in AAR’s products are sourced from outside the Covered Countries; and some of the Conflict Minerals used in AAR’s products are or may be sourced from the Covered Countries.  Since we identified some sourcing from the Covered Countries that were not recycled or scrap services, we proceeded to perform the due diligence described below.

3.	Due Diligence Process

3.1	Due Diligence Framework

The Company designed its due diligence measures to conform, in all material respects, to the Organisation for Economic Co-operation and Development (“OECD”) Due Diligence Guidance for Responsible Supply Chains of Minerals from the Conflict-Affected and High-Risk Areas: Third Edition (2016), including the related supplements for gold and for tin, tantalum and tungsten (collectively, the “OECD Framework”).

3.2	Due Diligence Performed

3.2.1	Establish Strong Company Management Systems

(a)	Conflict Minerals Policy

Our conflict minerals policy includes a statement on AAR’s commitment to working with our global supply chain to ensure compliance with the Rule. AAR’s expectations for its suppliers to participate in our conflict minerals compliance program are also set forth in the policy.  The policy is publicly available on our website at www.aarcorp.com under “Investor Relations” in the “Corporate Governance” section.  As part of the training conducted during the implementation of our conflict minerals compliance program in calendar year 2021, the employees at the identified business units were reminded that the policy is available on the website.

(b)	Internal Conflict Minerals Compliance Team

The Company’s Assistant General Counsel leads a team of employees who are responsible for implementing AAR’s conflict minerals compliance program and executing the supply chain reasonable country of origin and due diligence processes (the “Compliance Team”).  The Compliance Team includes employees from each of the three identified business units who work in functions such as design engineering, production or program management, and supply chain.  We also retained outside specialist consultants to advise us in connection with our conflict mineral compliance program.

(c)	System of Controls and Transparency over the Mineral Supply Chain

Because we do not have direct relationships with smelters or refiners, the Compliance Team continued to survey the Supplier Group using the CMRT which requires the Supplier Group to work with their upstream supply chain to identify the smelters and refiners that process the Conflict Minerals used in our products.

(d)	Company Engagement with Suppliers

The Compliance Team e-mailed the respective members of the Supplier Group to explain AAR’s obligations under the Rule and to outline AAR’s expectations for the Supplier Group to cooperate with AAR’s request for assistance.  The identified business units also used (a) CMRTs to facilitate identifying the need to gather conflict minerals information at the time of engagement, and (b) supplier terms and conditions in supplier contracts to establish obligations and, where appropriate, financial incentives or penalties for suppliers to cooperate with AAR’s conflict minerals compliance efforts.  We also worked with our Supplier Group to answer questions and provide guidance on our conflict minerals policy or program.

(e)	Grievance Mechanism

AAR maintains an employee hotline that allows employees, suppliers and other third parties to report, (anonymously, if desired) any questions, concerns or violations of the Company’s standards of conduct, policies, and applicable laws and regulations.  AAR has also established an e-mail account which any party can use to report questions specifically related to our conflict minerals policy or program.

3.2.2	Identification and Assessment of Risk in the Supply Chain

The Compliance Team tracked the Supplier Group’s completion of the CMRTs.  The Compliance Team reviewed responses from the Supplier Group to identify where a supplier indicated that it was sourcing from a Covered Country.  The Compliance Team also tracked the disclosure of smelters to determine whether smelters were sourcing from a Covered Country and, if so, whether those smelters had been certified as conflict-free.

3.2.3	Strategy to Respond to Identified Risks

We developed a risk management plan to address concerns that a supplier may be selling items to AAR that contain Conflict Minerals sourced from the Covered Countries through a non-certified smelter.  If a supplier indicates that items it sells to AAR may contain Conflict Minerals sourced from a non-certified smelter in a Covered Country, we will follow up with the supplier to obtain more information, including the basis for the information provided, as well as information regarding the source and chain of custody for the subject Conflict Minerals.  Identified risks will be reported to AAR’s Assistant General Counsel who will work with the Compliance Team and ultimately members of senior management to determine appropriate follow-up actions, if any, to mitigate risks.

Our conflict minerals policy states that, if a supplier is unwilling to support AAR in its conflict minerals compliance efforts, AAR and its subsidiaries may take remediation steps, up to and including terminating the supplier and pursuing alternative sourcing arrangements.  We also state in our policy that AAR and its subsidiaries may take remediation steps if a supplier cannot determine whether its materials or products contain Conflict Minerals sourced from the Covered Countries. To date, we have not had any instances where it was necessary to terminate or take other remedial action with a supplier.

3.2.4	Independent Third-Party Audits of Due Diligence Practices at Smelters and Refiners

We do not have any direct relationships with smelters or refiners and, therefore, rely upon the Responsible Minerals Assurance Process (“RMAP”) and other industry validation efforts to perform this audit requirement.  We validate whether or not any Conflict Minerals sourced from the Covered Countries is conflict-free based on information provided by the Supplier Group and on the information available on the RMI website.

3.2.5	Report on Supply Chain Due Diligence

AAR’s conflicts minerals policy is posted to the Company’s public website at www.aarcorp.com under “Investor Relations” in the “Corporate Governance” section.  Upon filing our Form SD and this CMR with the SEC, a copy of those documents will also be publicly available on our website under “Investor Relations” in “Financial Reports &Filings.”

4.	Due Diligence Results

Our due diligence of our Supplier Group in 2021 yielded the following results:

•	Based on our RCOI, we identified 35 suppliers[1] in our Supplier Group and received responses from 29 (83%) of such suppliers. Some of the non-responding suppliers advised us that they believed they were not within the scope of the Rule.

•	25 of our suppliers responded with a completed CMRT. Of those, 14 suppliers (56%) stated that their materials and components contained Conflict Minerals within the scope of the Rule (the “Conflict Minerals Supplier Group”).

•	12 of the 14 suppliers who claimed 3TG in the Conflict Minerals Supplier Group (86%) disclosed smelters, and the remaining 2 suppliers (14%) stated that they are still in the process of identifying smelters or do not currently have the resources to make such determination (this latter group included suppliers who act merely as distributors of materials and components to AAR).

•	The 12 suppliers in the Conflict Minerals Supplier Group who disclosed smelters disclosed a total of 374 alleged smelters, of which AAR confirmed that 339 were listed on the RMI’s Standard Smelter List as of January 12, 2022 and thus qualify as actual smelters.

Attachment A lists the smelters and refiners identified by our suppliers as being part of our 2021 supply chain. It also includes the following information for each listed smelter/refiner: the subject Conflict Mineral; the name of the smelter/refiner; the country in which the smelter/refiner is located; and the status of the smelter/refiner as of January 12, 2022. Some of our suppliers may have reported smelters/refiners that were not in our supply chain due to over-inclusiveness in the information they received from their suppliers or for other reasons. In addition, the smelters/refiners listed may not be all of the smelters/refiners in our 2021 supply chain because (i) some of our suppliers were not able to identify all of the smelters/refiners used to process the necessary Conflict Minerals contained in our in-scope products and (ii) not all of our suppliers responded to our inquiries.

1 In-scope suppliers do not include known distributors and the suppliers who reported no conflict minerals in prior year.

•	5 suppliers of the 12 suppliers in the Conflict Minerals Supplier Group who disclosed smelters claim that they source from a Covered Country.

•	None of the 5 suppliers claiming to source from a Covered Country disclosed conformant smelters under the RMAP protocols as posted on their website as of January 12, 2022.

Based on the due diligence results of our RCOI, AAR is not aware that any Conflict Minerals contained in our manufactured products financed or benefitted, directly or indirectly, any armed groups in the Covered Countries.

5.	Risk Mitigation Steps

We will continue to take the following steps to improve our due diligence efforts and to mitigate further any future risk that our products contain Conflict Minerals that could finance or benefit armed groups in the Covered Countries:

(a)	Continue to communicate to our Supplier Group our expectations and information requirements for our conflict minerals compliance program;

(b)	Continue to work with our in-scope suppliers in order to increase our survey response rate and obtain more complete and consistent information on the origin and chain of custody of Conflict Minerals contained in items sold to AAR;

(c)	Include provisions in new or renewed agreements with suppliers, including members of the Supplier Group, to establish obligations and, where appropriate, financial incentives or penalties for such suppliers to cooperate with AAR’s compliance efforts as required by the Rule; and

(d)	Review the potential opportunities and advantages of using automated tools to assist with reasonable country of origin and due diligence processes.

6.	Independent Audit

This CMR is not subject to an independent audit under the Rule because we are not declaring that our products are DRC Conflict-Free.

Forward-Looking Statements

This CMR contains certain statements relating to future results, which are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on beliefs of Company management, as well as assumptions and estimates based on information currently available to the Company, and are subject to certain risks and uncertainties that could cause actual results to differ materially from historical results or those anticipated, including those factors discussed under Item 1A, entitled “Risk Factors,” included in the Company’s Form 10-K for the fiscal year ended May 31, 2021.  Should one or more of these risks or uncertainties materialize adversely, or should underlying assumptions or estimates prove incorrect, actual results may vary materially from those described. These events and uncertainties are difficult or impossible to predict accurately and many are beyond the Company’s control. The Company assumes no obligation to update any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

Attachment A

Metal	Standard Smelter Name	Country	RMAP Audit Status[2]
Gold	8853 S.p.A.	ITALY	Conformant
Gold	AU Traders and Refiners	SOUTH AFRICA	Non Conformant
Gold	Abington Reldan Metals, LLC	UNITED STATES OF AMERICA	Non Conformant
Gold	Advanced Chemical Company	UNITED STATES OF AMERICA	Conformant
Gold	African Gold Refinery	UGANDA	Other
Gold	Aida Chemical Industries Co., Ltd.	JAPAN	Conformant
Gold	Al Etihad Gold Refinery DMCC	UNITED ARAB EMIRATES	Conformant
Gold	Alexy Metals	UNITED STATES OF AMERICA	Active
Gold	Allgemeine Gold-und Silberscheideanstalt A.G.	GERMANY	Conformant
Gold	Almalyk Mining and Metallurgical Complex (AMMC)	UZBEKISTAN	Conformant
Gold	AngloGold Ashanti Corrego do Sitio Mineracao	BRAZIL	Conformant
Gold	Argor-Heraeus S.A.	SWITZERLAND	Conformant
Gold	Asahi Pretec Corp.	JAPAN	Conformant
Gold	Asahi Refining Canada Ltd.	CANADA	Conformant
Gold	Asahi Refining USA Inc.	UNITED STATES OF AMERICA	Conformant
Gold	Asaka Riken Co., Ltd.	JAPAN	Conformant
Gold	Atasay Kuyumculuk Sanayi Ve Ticaret A.S.	TURKEY	Other
Gold	Augmont Enterprises Private Limited	INDIA	Active
Gold	Aurubis AG	GERMANY	Conformant
Gold	Bangalore Refinery	INDIA	Conformant
Gold	Bangko Sentral ng Pilipinas (Central Bank of the Philippines)	PHILIPPINES	Conformant
Gold	Boliden AB	SWEDEN	Conformant
Gold	C. Hafner GmbH + Co. KG	GERMANY	Conformant
Gold	C.I Metales Procesados Industriales SAS	COLOMBIA	Active
Gold	CCR Refinery - Glencore Canada Corporation	CANADA	Conformant
Gold	CGR Metalloys Pvt Ltd.	INDIA	Other
Gold	Caridad	MEXICO	Other
Gold	Cendres + Metaux S.A.	SWITZERLAND	Conformant
Gold	Chimet S.p.A.	ITALY	Conformant

2 “Other” status consists of the following RMAP Audit Statuses: communication suspended, in communication, outreach required, or RMI due diligence review.

Gold	Chugai Mining	JAPAN	Conformant
Gold	DODUCO Contacts and Refining GmbH	GERMANY	Conformant
Gold	DSC (Do Sung Corporation)	KOREA, REPUBLIC OF	Conformant
Gold	Daye Non-Ferrous Metals Mining Ltd.	CHINA	Other
Gold	Degussa Sonne / Mond Goldhandel GmbH	GERMANY	Other
Gold	Dijllah Gold Refinery FZC	UNITED ARAB EMIRATES	Other
Gold	Dowa	JAPAN	Conformant
Gold	Eco-System Recycling Co., Ltd. East Plant	JAPAN	Conformant
Gold	Eco-System Recycling Co., Ltd. North Plant	JAPAN	Conformant
Gold	Eco-System Recycling Co., Ltd. West Plant	JAPAN	Conformant
Gold	Emerald Jewel Industry India Limited (Unit 1)	INDIA	Other
Gold	Emerald Jewel Industry India Limited (Unit 2)	INDIA	Other
Gold	Emerald Jewel Industry India Limited (Unit 3)	INDIA	Other
Gold	Emerald Jewel Industry India Limited (Unit 4)	INDIA	Other
Gold	Emirates Gold DMCC	UNITED ARAB EMIRATES	Conformant
Gold	Fidelity Printers and Refiners Ltd.	ZIMBABWE	Other
Gold	Fujairah Gold FZC	UNITED ARAB EMIRATES	Other
Gold	GGC Gujrat Gold Centre Pvt. Ltd.	INDIA	Active
Gold	Geib Refining Corporation	UNITED STATES OF AMERICA	Conformant
Gold	Gold Coast Refinery	GHANA	Other
Gold	Gold Refinery of Zijin Mining Group Co., Ltd.	CHINA	Conformant
Gold	Great Wall Precious Metals Co., Ltd. of CBPM	CHINA	Other
Gold	Guangdong Jinding Gold Limited	CHINA	Other
Gold	Guoda Safina High-Tech Environmental Refinery Co., Ltd.	CHINA	Other
Gold	Hangzhou Fuchunjiang Smelting Co., Ltd.	CHINA	Other
Gold	Heimerle + Meule GmbH	GERMANY	Conformant
Gold	Heraeus Germany GmbH Co. KG	GERMANY	Conformant
Gold	Heraeus Metals Hong Kong Ltd.	CHINA	Conformant
Gold	Hunan Chenzhou Mining Co., Ltd.	CHINA	Other
Gold	Hunan Guiyang yinxing Nonferrous Smelting Co., Ltd.	CHINA	Other
Gold	HwaSeong CJ CO., LTD.	KOREA, REPUBLIC OF	Other
Gold	Industrial Refining Company	BELGIUM	Non Conformant
Gold	Inner Mongolia Qiankun Gold and Silver Refinery Share Co., Ltd.	CHINA	Conformant
Gold	International Precious Metal Refiners	UNITED ARAB EMIRATES	Other
Gold	Ishifuku Metal Industry Co., Ltd.	JAPAN	Conformant
Gold	Istanbul Gold Refinery	TURKEY	Conformant

Gold	Italpreziosi	ITALY	Conformant
Gold	JALAN & Company	INDIA	Other
Gold	JSC Ekaterinburg Non-Ferrous Metal Processing Plant	RUSSIAN FEDERATION	Other
Gold	JSC Novosibirsk Refinery	RUSSIAN FEDERATION	Conformant
Gold	JSC Uralelectromed	RUSSIAN FEDERATION	Conformant
Gold	JX Nippon Mining & Metals Co., Ltd.	JAPAN	Conformant
Gold	Japan Mint	JAPAN	Conformant
Gold	Jiangxi Copper Co., Ltd.	CHINA	Conformant
Gold	K.A. Rasmussen	NORWAY	Other
Gold	KGHM Polska Miedz Spolka Akcyjna	POLAND	Conformant
Gold	Kaloti Precious Metals	UNITED ARAB EMIRATES	Other
Gold	Kazakhmys Smelting LLC	KAZAKHSTAN	Other
Gold	Kazzinc	KAZAKHSTAN	Conformant
Gold	Kennecott Utah Copper LLC	UNITED STATES OF AMERICA	Conformant
Gold	Kojima Chemicals Co., Ltd.	JAPAN	Conformant
Gold	Korea Zinc Co., Ltd.	KOREA, REPUBLIC OF	Conformant
Gold	Kundan Care Products Ltd.	INDIA	Other
Gold	Kyrgyzaltyn JSC	KYRGYZSTAN	Non Conformant
Gold	Kyshtym Copper-Electrolytic Plant ZAO	RUSSIAN FEDERATION	Other
Gold	L'Orfebre S.A.	ANDORRA	Conformant
Gold	L'azurde Company For Jewelry	SAUDI ARABIA	Other
Gold	LS-NIKKO Copper Inc.	KOREA, REPUBLIC OF	Conformant
Gold	LT Metal Ltd.	KOREA, REPUBLIC OF	Conformant
Gold	Lingbao Gold Co., Ltd.	CHINA	Other
Gold	Lingbao Jinyuan Tonghui Refinery Co., Ltd.	CHINA	Other
Gold	Luoyang Zijin Yinhui Gold Refinery Co., Ltd.	CHINA	Other
Gold	MD Overseas	INDIA	Other
Gold	MMTC-PAMP India Pvt., Ltd.	INDIA	Conformant
Gold	Marsam Metals	BRAZIL	Conformant
Gold	Materion	UNITED STATES OF AMERICA	Conformant
Gold	Matsuda Sangyo Co., Ltd.	JAPAN	Conformant
Gold	Metal Concentrators SA (Pty) Ltd.	SOUTH AFRICA	Conformant
Gold	Metallix Refining Inc.	UNITED STATES OF AMERICA	Other
Gold	Metalor Technologies (Hong Kong) Ltd.	CHINA	Conformant
Gold	Metalor Technologies (Singapore) Pte., Ltd.	SINGAPORE	Conformant
Gold	Metalor Technologies (Suzhou) Ltd.	CHINA	Conformant
Gold	Metalor Technologies S.A.	SWITZERLAND	Conformant
Gold	Metalor USA Refining Corporation	UNITED STATES OF AMERICA	Conformant

Gold	Metalurgica Met-Mex Penoles S.A. De C.V.	MEXICO	Conformant
Gold	Mitsubishi Materials Corporation	JAPAN	Conformant
Gold	Mitsui Mining and Smelting Co., Ltd.	JAPAN	Conformant
Gold	Modeltech Sdn Bhd	MALAYSIA	Non Conformant
Gold	Morris and Watson	NEW ZEALAND	Other
Gold	Moscow Special Alloys Processing Plant	RUSSIAN FEDERATION	Conformant
Gold	NH Recytech Company	KOREA, REPUBLIC OF	Conformant
Gold	Nadir Metal Rafineri San. Ve Tic. A.S.	TURKEY	Conformant
Gold	Navoi Mining and Metallurgical Combinat	UZBEKISTAN	Conformant
Gold	Nihon Material Co., Ltd.	JAPAN	Conformant
Gold	OJSC "The Gulidov Krasnoyarsk Non-Ferrous Metals Plant" (OJSC Krastsvetmet)	RUSSIAN FEDERATION	Conformant
Gold	Ogussa Osterreichische Gold- und Silber-Scheideanstalt GmbH	AUSTRIA	Conformant
Gold	Ohura Precious Metal Industry Co., Ltd.	JAPAN	Conformant
Gold	PAMP S.A.	SWITZERLAND	Conformant
Gold	PT Aneka Tambang (Persero) Tbk	INDONESIA	Conformant
Gold	PX Precinox S.A.	SWITZERLAND	Conformant
Gold	Pease & Curren	UNITED STATES OF AMERICA	Other
Gold	Penglai Penggang Gold Industry Co., Ltd.	CHINA	Other
Gold	Planta Recuperadora de Metales SpA	CHILE	Conformant
Gold	Prioksky Plant of Non-Ferrous Metals	RUSSIAN FEDERATION	Conformant
Gold	QG Refining, LLC	UNITED STATES OF AMERICA	Other
Gold	REMONDIS PMR B.V.	NETHERLANDS	Conformant
Gold	Rand Refinery (Pty) Ltd.	SOUTH AFRICA	Conformant
Gold	Refinery of Seemine Gold Co., Ltd.	CHINA	Other
Gold	Royal Canadian Mint	CANADA	Conformant
Gold	SAAMP	FRANCE	Conformant
Gold	SAFINA A.S.	CZECHIA	Conformant
Gold	SAXONIA Edelmetalle GmbH	GERMANY	Conformant
Gold	SEMPSA Joyeria Plateria S.A.	SPAIN	Conformant
Gold	SOE Shyolkovsky Factory of Secondary Precious Metals	RUSSIAN FEDERATION	Conformant
Gold	Sabin Metal Corp.	UNITED STATES OF AMERICA	Other
Gold	Safimet S.p.A	ITALY	Conformant
Gold	Sai Refinery	INDIA	Other
Gold	Samduck Precious Metals	KOREA, REPUBLIC OF	Conformant
Gold	Samwon Metals Corp.	KOREA, REPUBLIC OF	Other
Gold	Sancus ZFS (L’Orfebre, SA)	COLOMBIA	Active
Gold	Sellem Industries Ltd.	MAURITANIA	Other
Gold	Shandong Gold Smelting Co., Ltd.	CHINA	Conformant

Gold	Shandong Humon Smelting Co., Ltd.	CHINA	Other
Gold	Shandong Tiancheng Biological Gold Industrial Co., Ltd.	CHINA	Other
Gold	Shandong Zhaojin Gold & Silver Refinery Co., Ltd.	CHINA	Conformant
Gold	Shenzhen Zhonghenglong Real Industry Co., Ltd.	CHINA	Other
Gold	Shirpur Gold Refinery Ltd.	INDIA	Other
Gold	Sichuan Tianze Precious Metals Co., Ltd.	CHINA	Conformant
Gold	Singway Technology Co., Ltd.	TAIWAN, PROVINCE OF CHINA	Conformant
Gold	Solar Applied Materials Technology Corp.	TAIWAN, PROVINCE OF CHINA	Conformant
Gold	Sovereign Metals	INDIA	Other
Gold	State Research Institute Center for Physical Sciences and Technology	LITHUANIA	Other
Gold	Sudan Gold Refinery	SUDAN	Other
Gold	Sumitomo Metal Mining Co., Ltd.	JAPAN	Conformant
Gold	SungEel HiMetal Co., Ltd.	KOREA, REPUBLIC OF	Conformant
Gold	Super Dragon Technology Co., Ltd.	TAIWAN, PROVINCE OF CHINA	Other
Gold	T.C.A S.p.A	ITALY	Conformant
Gold	TOO Tau-Ken-Altyn	KAZAKHSTAN	Conformant
Gold	Tanaka Kikinzoku Kogyo K.K.	JAPAN	Conformant
Gold	Tokuriki Honten Co., Ltd.	JAPAN	Conformant
Gold	Tongling Nonferrous Metals Group Co., Ltd.	CHINA	Other
Gold	Torecom	KOREA, REPUBLIC OF	Conformant
Gold	Umicore Precious Metals Thailand	THAILAND	Conformant
Gold	Umicore S.A. Business Unit Precious Metals Refining	BELGIUM	Conformant
Gold	United Precious Metal Refining, Inc.	UNITED STATES OF AMERICA	Conformant
Gold	Valcambi S.A.	SWITZERLAND	Conformant
Gold	WIELAND Edelmetalle GmbH	GERMANY	Conformant
Gold	Western Australian Mint (T/a The Perth Mint)	AUSTRALIA	Conformant
Gold	Yamakin Co., Ltd.	JAPAN	Conformant
Gold	Yokohama Metal Co., Ltd.	JAPAN	Conformant
Gold	Yunnan Copper Industry Co., Ltd.	CHINA	Other
Gold	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	CHINA	Conformant
Tantalum	AMG Brasil	BRAZIL	Conformant
Tantalum	Asaka Riken Co., Ltd.	JAPAN	Conformant
Tantalum	Changsha South Tantalum Niobium Co., Ltd.	CHINA	Conformant
Tantalum	D Block Metals, LLC	UNITED STATES OF AMERICA	Conformant
Tantalum	Exotech Inc.	UNITED STATES OF AMERICA	Conformant
Tantalum	F&X Electro-Materials Ltd.	CHINA	Conformant

Tantalum	FIR Metals & Resource Ltd.	CHINA	Conformant
Tantalum	Global Advanced Metals Aizu	JAPAN	Conformant
Tantalum	Global Advanced Metals Boyertown	UNITED STATES OF AMERICA	Conformant
Tantalum	Guangdong Rising Rare Metals-EO Materials Ltd.	CHINA	Conformant
Tantalum	H.C. Starck Hermsdorf GmbH	GERMANY	Conformant
Tantalum	H.C. Starck Inc.	UNITED STATES OF AMERICA	Conformant
Tantalum	Hengyang King Xing Lifeng New Materials Co., Ltd.	CHINA	Conformant
Tantalum	Jiangxi Dinghai Tantalum & Niobium Co., Ltd.	CHINA	Conformant
Tantalum	Jiangxi Tuohong New Raw Material	CHINA	Conformant
Tantalum	JiuJiang JinXin Nonferrous Metals Co., Ltd.	CHINA	Conformant
Tantalum	Jiujiang Tanbre Co., Ltd.	CHINA	Conformant
Tantalum	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.	CHINA	Conformant
Tantalum	KEMET de Mexico	MEXICO	Conformant
Tantalum	Meta Materials	NORTH MACEDONIA, REPUBLIC OF	Conformant
Tantalum	Metallurgical Products India Pvt., Ltd.	INDIA	Conformant
Tantalum	Mineracao Taboca S.A.	BRAZIL	Conformant
Tantalum	Mitsui Mining and Smelting Co., Ltd.	JAPAN	Conformant
Tantalum	NPM Silmet AS	ESTONIA	Conformant
Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	CHINA	Conformant
Tantalum	QuantumClean	UNITED STATES OF AMERICA	Conformant
Tantalum	RFH Yancheng Jinye New Material Technology Co., Ltd.	CHINA	Conformant
Tantalum	Resind Industria e Comercio Ltda.	BRAZIL	Conformant
Tantalum	Solikamsk Magnesium Works OAO	RUSSIAN FEDERATION	Conformant
Tantalum	TANIOBIS Co., Ltd.	THAILAND	Conformant
Tantalum	TANIOBIS GmbH	GERMANY	Conformant
Tantalum	TANIOBIS Japan Co., Ltd.	JAPAN	Conformant
Tantalum	TANIOBIS Smelting GmbH & Co. KG	GERMANY	Conformant
Tantalum	Taki Chemical Co., Ltd.	JAPAN	Conformant
Tantalum	Telex Metals	UNITED STATES OF AMERICA	Conformant
Tantalum	Ulba Metallurgical Plant JSC	KAZAKHSTAN	Conformant
Tantalum	XIMEI RESOURCES (GUANGDONG) LIMITED	CHINA	Conformant
Tantalum	XinXing HaoRong Electronic Material Co., Ltd.	CHINA	Conformant
Tantalum	Yanling Jincheng Tantalum & Niobium Co., Ltd.	CHINA	Conformant
Tin	Alpha	UNITED STATES OF AMERICA	Conformant
Tin	An Vinh Joint Stock Mineral Processing Company	VIET NAM	Other
Tin	CRM Fundicao De Metais E Comercio De Equipamentos Eletronicos Do Brasil Ltda	BRAZIL	Active
Tin	CRM Synergies	SPAIN	Active

Tin	CV Venus Inti Perkasa	INDONESIA	Active
Tin	Chenzhou Yunxiang Mining and Metallurgy Co., Ltd.	CHINA	Conformant
Tin	Chifeng Dajingzi Tin Industry Co., Ltd.	CHINA	Conformant
Tin	China Tin Group Co., Ltd.	CHINA	Conformant
Tin	Dongguan CiEXPO Environmental Engineering Co., Ltd.	CHINA	Non Conformant
Tin	Dowa	JAPAN	Conformant
Tin	EM Vinto	BOLIVIA (PLURINATIONAL STATE OF)	Conformant
Tin	Electro-Mechanical Facility of the Cao Bang Minerals & Metallurgy Joint Stock Company	VIET NAM	Non Conformant
Tin	Estanho de Rondonia S.A.	BRAZIL	Active
Tin	Fabrica Auricchio Industria e Comercio Ltda.	BRAZIL	Conformant
Tin	Fenix Metals	POLAND	Conformant
Tin	Gejiu City Fuxiang Industry and Trade Co., Ltd.	CHINA	Other
Tin	Gejiu Kai Meng Industry and Trade LLC	CHINA	Conformant
Tin	Gejiu Non-Ferrous Metal Processing Co., Ltd.	CHINA	Conformant
Tin	Gejiu Yunxin Nonferrous Electrolysis Co., Ltd.	CHINA	Conformant
Tin	Gejiu Zili Mining And Metallurgy Co., Ltd.	CHINA	Conformant
Tin	Guangdong Hanhe Non-Ferrous Metal Co., Ltd.	CHINA	Conformant
Tin	HuiChang Hill Tin Industry Co., Ltd.	CHINA	Conformant
Tin	Huichang Jinshunda Tin Co., Ltd.	CHINA	Conformant
Tin	Jiangxi New Nanshan Technology Ltd.	CHINA	Conformant
Tin	Luna Smelter, Ltd.	RWANDA	Conformant
Tin	Ma'anshan Weitai Tin Co., Ltd.	CHINA	Conformant
Tin	Magnu's Minerais Metais e Ligas Ltda.	BRAZIL	Conformant
Tin	Malaysia Smelting Corporation (MSC)	MALAYSIA	Conformant
Tin	Melt Metais e Ligas S.A.	BRAZIL	Conformant
Tin	Metallic Resources, Inc.	UNITED STATES OF AMERICA	Conformant
Tin	Metallo Belgium N.V.	BELGIUM	Conformant
Tin	Metallo Spain S.L.U.	SPAIN	Conformant
Tin	Mineracao Taboca S.A.	BRAZIL	Conformant
Tin	Minsur	PERU	Conformant
Tin	Mitsubishi Materials Corporation	JAPAN	Conformant
Tin	Modeltech Sdn Bhd	MALAYSIA	Non Conformant
Tin	Nghe Tinh Non-Ferrous Metals Joint Stock Company	VIET NAM	Other
Tin	Novosibirsk Processing Plant Ltd.	RUSSIAN FEDERATION	Active
Tin	O.M. Manufacturing (Thailand) Co., Ltd.	THAILAND	Conformant
Tin	O.M. Manufacturing Philippines, Inc.	PHILIPPINES	Conformant

Tin	Operaciones Metalurgicas S.A.	BOLIVIA (PLURINATIONAL STATE OF)	Conformant
Tin	PT ATD Makmur Mandiri Jaya	INDONESIA	Conformant
Tin	PT Artha Cipta Langgeng	INDONESIA	Conformant
Tin	PT Babel Inti Perkasa	INDONESIA	Conformant
Tin	PT Babel Surya Alam Lestari	INDONESIA	Conformant
Tin	PT Bangka Serumpun	INDONESIA	Conformant
Tin	PT Belitung Industri Sejahtera	INDONESIA	Other
Tin	PT Bukit Timah	INDONESIA	Active
Tin	PT Cipta Persada Mulia	INDONESIA	Conformant
Tin	PT Masbro Alam Stania	INDONESIA	Active
Tin	PT Menara Cipta Mulia	INDONESIA	Conformant
Tin	PT Mitra Stania Prima	INDONESIA	Conformant
Tin	PT Mitra Sukses Globalindo	INDONESIA	Active
Tin	PT Panca Mega Persada	INDONESIA	Other
Tin	PT Prima Timah Utama	INDONESIA	Conformant
Tin	PT Rajawali Rimba Perkasa	INDONESIA	Conformant
Tin	PT Rajehan Ariq	INDONESIA	Conformant
Tin	PT Refined Bangka Tin	INDONESIA	Conformant
Tin	PT Sariwiguna Binasentosa	INDONESIA	Conformant
Tin	PT Stanindo Inti Perkasa	INDONESIA	Conformant
Tin	PT Sukses Inti Makmur	INDONESIA	Active
Tin	PT Timah Nusantara	INDONESIA	Active
Tin	PT Timah Tbk Kundur	INDONESIA	Conformant
Tin	PT Timah Tbk Mentok	INDONESIA	Conformant
Tin	PT Tinindo Inter Nusa	INDONESIA	Conformant
Tin	PT Tirus Putra Mandiri	INDONESIA	Other
Tin	Pongpipat Company Limited	MYANMAR	Other
Tin	Precious Minerals and Smelting Limited	INDIA	Non Conformant
Tin	Resind Industria e Comercio Ltda.	BRAZIL	Conformant
Tin	Rui Da Hung	TAIWAN, PROVINCE OF CHINA	Conformant
Tin	Soft Metais Ltda.	BRAZIL	Conformant
Tin	Super Ligas	BRAZIL	Active
Tin	Thai Nguyen Mining and Metallurgy Co., Ltd.	VIET NAM	Conformant
Tin	Thaisarco	THAILAND	Conformant
Tin	Tin Smelting Branch of Yunnan Tin Co., Ltd.	CHINA	Active
Tin	Tin Technology & Refining	UNITED STATES OF AMERICA	Conformant
Tin	Tuyen Quang Non-Ferrous Metals Joint Stock Company	VIET NAM	Other
Tin	VQB Mineral and Trading Group JSC	VIET NAM	Other

Tin	White Solder Metalurgia e Mineracao Ltda.	BRAZIL	Conformant
Tin	Yunnan Chengfeng Non-ferrous Metals Co., Ltd.	CHINA	Conformant
Tin	Yunnan Yunfan Non-ferrous Metals Co., Ltd.	CHINA	Conformant
Tungsten	A.L.M.T. Corp.	JAPAN	Conformant
Tungsten	ACL Metais Eireli	BRAZIL	Conformant
Tungsten	Albasteel Industria e Comercio de Ligas Para Fundicao Ltd.	BRAZIL	Active
Tungsten	Artek LLC	RUSSIAN FEDERATION	Other
Tungsten	Asia Tungsten Products Vietnam Ltd.	VIET NAM	Conformant
Tungsten	CNMC (Guangxi) PGMA Co., Ltd.	CHINA	Other
Tungsten	Chenzhou Diamond Tungsten Products Co., Ltd.	CHINA	Conformant
Tungsten	China Molybdenum Tungsten Co., Ltd.	CHINA	Conformant
Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd.	CHINA	Conformant
Tungsten	Cronimet Brasil Ltda	BRAZIL	Conformant
Tungsten	Fujian Ganmin RareMetal Co., Ltd.	CHINA	Conformant
Tungsten	Ganzhou Haichuang Tungsten Co., Ltd.	CHINA	Conformant
Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd.	CHINA	Conformant
Tungsten	Ganzhou Jiangwu Ferrotungsten Co., Ltd.	CHINA	Conformant
Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.	CHINA	Conformant
Tungsten	Global Tungsten & Powders Corp.	UNITED STATES OF AMERICA	Conformant
Tungsten	Guangdong Xianglu Tungsten Co., Ltd.	CHINA	Conformant
Tungsten	H.C. Starck Tungsten GmbH	GERMANY	Conformant
Tungsten	Hunan Chenzhou Mining Co., Ltd.	CHINA	Conformant
Tungsten	Hunan Chuangda Vanadium Tungsten Co., Ltd. Wuji	CHINA	Conformant
Tungsten	Hunan Chunchang Nonferrous Metals Co., Ltd.	CHINA	Conformant
Tungsten	Hydrometallurg, JSC	RUSSIAN FEDERATION	Conformant
Tungsten	JSC "Kirovgrad Hard Alloys Plant"	RUSSIAN FEDERATION	Conformant
Tungsten	Japan New Metals Co., Ltd.	JAPAN	Conformant
Tungsten	Jiangwu H.C. Starck Tungsten Products Co., Ltd.	CHINA	Conformant
Tungsten	Jiangxi Gan Bei Tungsten Co., Ltd.	CHINA	Conformant
Tungsten	Jiangxi Minmetals Gao'an Non-ferrous Metals Co., Ltd.	CHINA	Other
Tungsten	Jiangxi Tonggu Non-ferrous Metallurgical & Chemical Co., Ltd.	CHINA	Conformant
Tungsten	Jiangxi Xinsheng Tungsten Industry Co., Ltd.	CHINA	Conformant
Tungsten	Jiangxi Yaosheng Tungsten Co., Ltd.	CHINA	Conformant
Tungsten	Jingmen Dewei GEM Tungsten Resources Recycling Co., Ltd.	CHINA	Active
Tungsten	KGETS Co., Ltd.	KOREA, REPUBLIC OF	Conformant
Tungsten	Kennametal Fallon	UNITED STATES OF AMERICA	Conformant
Tungsten	Kennametal Huntsville	UNITED STATES OF AMERICA	Conformant

Tungsten	Lianyou Metals Co., Ltd.	TAIWAN, PROVINCE OF CHINA	Conformant
Tungsten	Malipo Haiyu Tungsten Co., Ltd.	CHINA	Conformant
Tungsten	Masan High-Tech Materials	VIET NAM	Conformant
Tungsten	Moliren Ltd.	RUSSIAN FEDERATION	Conformant
Tungsten	NPP Tyazhmetprom LLC	RUSSIAN FEDERATION	Active
Tungsten	Niagara Refining LLC	UNITED STATES OF AMERICA	Conformant
Tungsten	Philippine Chuangxin Industrial Co., Inc.	PHILIPPINES	Conformant
Tungsten	TANIOBIS Smelting GmbH & Co. KG	GERMANY	Conformant
Tungsten	Unecha Refractory metals plant	RUSSIAN FEDERATION	Conformant
Tungsten	Wolfram Bergbau und Hutten AG	AUSTRIA	Conformant
Tungsten	Woltech Korea Co., Ltd.	KOREA, REPUBLIC OF	Conformant
Tungsten	Xiamen Tungsten (H.C.) Co., Ltd.	CHINA	Conformant
Tungsten	Xiamen Tungsten Co., Ltd.	CHINA	Conformant
Tungsten	Xinfeng Huarui Tungsten & Molybdenum New Material Co., Ltd.	CHINA	Conformant

-16-